Exhibit 10.13

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of October 29, 2018, by and among Differential Brands Group Inc., a Delaware corporation (the “Company”) and the Stockholder (as defined below). Each of the Company and the Stockholder may be referred to in this Agreement as a “Party,” and, collectively, as the “Parties.” Capitalized terms used but not otherwise defined herein have the meanings assigned such terms in Section 10 of this Agreement.

A.        The Company, Global Brands Group Holding Limited, a Bermuda corporation with limited liability (“GBG Parent”), and GBG USA Inc., a Delaware corporation and wholly-owned subsidiary of GBG Parent (“GBG Seller”), have entered into a Purchase and Sale Agreement, dated as of June 27, 2018, as supplemented and amended (the “Purchase Agreement”), providing for, among other things, the purchase of the Purchased Units and Purchased Assets (each as defined in the Purchase Agreement) from GBG Parent and GBG Seller (or one of their respective affiliates) by the Company (the “Acquisition”).

B.        In connection with the Acquisition, GSO Capital Partners LP (“GSO Capital”), has committed, subject to certain terms and conditions, to provide to the Company, through one or more funds managed or advised by GSO Capital or its affiliates (collectively, the “GSO Funds”), a $668,000,000 second lien term loan credit facility (the “Second Lien Term Loan Facility”), the proceeds of which will be used to, among other things, pay a portion of the transaction costs and expenses of the Acquisition, and for general corporate purposes.

C.        In connection with the Second Lien Term Loan Facility, each GSO Fund shall receive shares of common stock of the Company, $0.10 par value per share (the “Common Stock”) (each GSO Fund in its capacity as a holder of the Company’s Common Stock being collectively and without differentiation referred to herein as the “Stockholder” and each has all of the rights and benefits of a “Stockholder” for all purposes hereunder). The term “Stockholder” shall also include any Affiliate of the Stockholder to which it may transfer any securities subject to this Agreement after the date hereof, in accordance with Section 11(d).

D.        In connection with the Acquisition, the Company and the Stockholder are parties to that certain Subscription Agreement, dated as of October 29, 2018 (the “Subscription Agreement”), pursuant to which the Stockholder is subscribing for shares of Common Stock.

E.        In connection with the foregoing transactions, the Parties desire to enter into this Agreement in order to grant to the Stockholder certain demand and piggyback registration rights, all in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Stockholder hereby agree as follows:

1.	Demand Registrations.

(a)       Short-Form Registrations. At any time after the later of (i) the date that is six (6) months following the date hereof and (ii) the time at which the Company shall have qualified for the use of a Registration Statement on Form S-3 or any successor form thereto, the Stockholder shall have the right, subject to Section 1(d) below, to request registration under the Securities Act of all or a portion of its Registrable Securities on Form S-3 or any successor form (each, a “Short-Form Registration”), which may, if so requested, be a “shelf” registration under Rule 415 under the Securities Act. A registration shall not count as one of the permitted Short-Form Registrations unless and until a registration statement relating thereto has become effective under the Securities Act; provided, however, that if the primary cause of any registration failing to become effective is as a result, directly or indirectly, of any act or omission of the Stockholder or any information provided (or omitted) by the Stockholder to be included in such registration, then such registration shall count as one of the permitted Short-Form Registrations. Each request for a Short-Form Registration shall specify the number of Registrable Securities requested to be registered.

(b)       Long-Form Registrations. At any time that the Stockholder is then eligible to request registration under the Securities Act of all or a portion of its Registrable Securities pursuant to the terms hereof but where Short-Form Registration pursuant to Section 1(a) of this Agreement is not available to be used by the Company in respect of such proposed registration, but in no event earlier than twelve (12) months following the date hereof, the Stockholder shall be entitled to request a registration on Form S-1 or any similar form (each, a “Long-Form Registration”). A registration shall not count as one of the permitted Long-Form Registrations unless and until a registration statement relating thereto has become effective under the Securities Act and the Stockholder is able to register and sell Registrable Securities with an aggregate fair market value of at least $1.0 million thereunder; provided, however, that if the primary cause of any registration failing to become effective is as a result, directly or indirectly, of any act or omission of the Stockholder or any information provided (or omitted) by the Stockholder to be included in such registration, then such registration shall count as one of the permitted Short-Form Registrations. Each request for a Long-Form Registration shall specify the number of Registrable Securities requested to be registered.

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(c)       Priority on Demand Registration. The Stockholder shall have the right to request that a Demand Registration be effected as an underwritten offering at any time, subject to this Section 1, by delivering to the Company a notice setting forth such request and the number of Registrable Securities sought to be disposed of by the Stockholder in such underwritten offering. If the Stockholder proposes to participate in such underwriting, it shall (i) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting by the Company and reasonably acceptable to the Stockholder, provided that, with respect to such underwriting agreement or any other documents reasonably required under such agreement, (A) the Stockholder shall not be required to make any representation or warranty with respect to or on behalf of the Company or any other stockholder of the Company and (B) the liability of the Stockholder shall be limited as provided in Section 7(b) hereof, and (ii) complete and execute all questionnaires, powers-of-attorney, indemnities, opinions and other documents reasonably required under the terms of such underwriting agreement.   If the managing underwriter(s) for such an underwritten offering advise(s) the Company and the Stockholder in writing that the dollar amount or number of Registrable Securities which the Stockholder desires to sell, taken together with all other Common Stock or other securities which the Company desires to sell and the Common Stock or other securities, if any, as to which registration has been requested pursuant to written contractual piggyback registration rights held by other stockholders of the Company, if any, who desire to sell or otherwise, exceeds the maximum dollar amount or maximum number of securities that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Threshold”), then the Company shall include in such registration:  (1) first, the Registrable Securities which the Stockholder has requested be included in such underwritten offering that can be sold without exceeding the Maximum Threshold; (2) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (1), the Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; (3) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (1) and (2), the Common Stock or other securities for the account of other Persons that the Company is obligated to register pursuant to written contractual arrangements, if any; provided, that if requests to register Common Stock or other securities pursuant to this clause (3) when combined with registration requests pursuant to clauses (1) and (2) exceed the Maximum Threshold, the Company shall include in such registration all of the securities requested to be included pursuant to clauses (1) and (2) and for requestors pursuant to this clause (3), the amount of securities pro rata in accordance with the amount of securities each securityholder has requested to be included in the offering, regardless of the number of securities held by each such Person; and (4) fourth, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (1), (2) and (3), the Common Stock that other stockholders desire to sell that can be sold without exceeding the Maximum Threshold to the extent that the Company, in its sole discretion, wishes to permit such sales pursuant to this clause (4).

A request for an underwritten offering may be withdrawn by the Stockholder within ten calendar days of receipt and prior to the date the registration statement in respect of such underwritten offering has been declared effective, and, in such event, such withdrawal shall not be treated as a request for an underwritten offering which shall have been effected pursuant to the immediately preceding paragraph; provided, a request for an underwritten offering withdrawn by the Stockholder prior to the effectiveness of the applicable registration statement shall be counted as a Demand Registration by the Stockholder for the purposes of Section 1.4(d) unless the Stockholder reimburses the Company for its reasonable out-of-pocket Registration Expenses relating to the preparation and filing of such registration statement (in which event such registration statement shall not be counted as “effected” for purposes of Section 1.4(d)).

(d)       The Company shall not be obligated to effect (i) more than four (4) Short-Form Registrations or two (2) Long-Form Registrations pursuant to this Agreement, (ii) more than one (1) Demand Registration (including any underwritten offering) during any six (6)-month period, (iii) any Short-Form Registration unless the number of Registrable Securities sought to be registered on such Registration Statement is reasonably expected to be issued for an aggregate fair market value of at least $5.0 million or (iv) any Long-Form Registration unless the number of Registrable Securities sought to be registered on such Registration Statement is reasonably expected to be issued for an aggregate fair market value of at least $17.5 million. Additionally, the Company shall not be obligated to effect a Demand Registration or a Follow-On Registration Statement within ninety (90) days after the effective date of a Registration Statement pursuant to an Ares Demand Registration or a Tengram Demand Registration other than an Ares Demand Registration or a Tengram Demand Registration in which the Stockholder was unable to participate as a result of a reduction in such offering pursuant to Section 2(b).

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(e)       If the filings contemplated herein are not permitted under the rules and regulations promulgated by the Securities and Exchange Commission or by any Commission Guidance, then within ninety (90) days after a written request by the Stockholder to register for resale any additional Registrable Securities owned by the Stockholder that have not been registered for resale on a “shelf” Registration Statement, the Company shall file a Registration Statement similar to the Registration Statement then effective (each, a “Follow-On Registration Statement”), to register for resale 100%, or such portion as permitted by Commission Guidance (provided that the Company shall use its best efforts to advocate with the Securities and Exchange Commission for the registration of all or the maximum number of the Registrable Securities as permitted by Commission Guidance), of such additional Registrable Securities. The Company shall give written notice of the filing of the Follow-On Registration Statement at least twenty (20) days prior to filing the Follow-On Registration Statement to the Stockholder (the “Follow-On Registration Notice”) and shall include in such Follow-On Registration Statement all such additional Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) days after sending the Follow-On Registration Notice. Notwithstanding the foregoing, the Company shall not be required to file a Follow-On Registration Statement (i) if it has filed a Follow-On Registration Statement within the prior 12-month period, or (ii) if the aggregate fair market value of additional Registrable Securities requested to be registered on such Follow-On Registration Statement is not at least $5.0 million. The Company shall use its best efforts to cause such Follow-On Registration Statement to be declared effective as promptly as practicable after filing such Follow-On Registration Statement.

(f)       Notwithstanding any other provision of this Agreement, if any Commission Guidance sets forth a limitation of the number of Registrable Securities to be registered on a particular Registration Statement (notwithstanding the Company’s best efforts to advocate with the Securities and Exchange Commission for the registration of all or a greater number of Registrable Securities), then, unless otherwise directed in writing by the Stockholder as to its Registrable Securities, the amount of Registrable Securities to be registered on such Registration Statement will be reduced by such amount.

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2.       Piggyback Registrations.

(a)       Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (for its own account or for the account of any other Person), and the registration form proposed to be used may be used to register the resale of Registrable Securities (each, a “Piggyback Registration”), the Company shall give prompt written notice (in any event at least ten (10) Business Days prior to the anticipated filing date of the Registration Statement relating to such registration) to the Stockholder of its intention to effect such a registration and shall use its best efforts to include in such registration all Registrable Securities with respect to which the Company has received a written request from the Stockholder for inclusion therein within five (5) Business Days following the Stockholder’s receipt of the Company’s notice. If the Stockholder proposes to distribute its securities through a Piggyback Registration that involves an underwriter(s), it shall enter into an underwriting agreement in reasonable and customary form with the underwriter(s) selected by the Company for such Piggyback Registration, provided that with respect to such underwriting agreement or any other documents reasonably required under such agreement, (i) no Stockholder shall be required to make any representation or warranty with respect to or on behalf of the Company or any other stockholder of the Company and (ii) the liability of any Stockholder shall be limited as provided in Section 7(b) hereof and (iii) the Stockholder shall complete and execute all questionnaires, powers-of-attorney, indemnities, opinions and other documents reasonably required under the terms of such underwriting agreement.  For the avoidance of doubt, the Stockholder may not request that a Piggyback Registration involve the use of an underwriter. No registration effected under this Section 2 shall relieve the Company of its obligations to effect a Demand Registration required by Section 1. If at any time after giving notice of its intention to register any Company securities pursuant to this Section 3(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give notice to the Stockholder (if participating in such Piggyback Registration) and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.

(b)       Reduction of Offering. If the managing underwriter(s) for a Piggyback Registration that is to be an underwritten offering advises the Company that in their opinion the dollar amount or number of Common Stock or other securities which the Company desires to sell, taken together with Common Stock or other securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with third parties, if any, the Registrable Securities as to which registration has been requested under this Section 2, and the Common Stock or other securities as to which registration has been requested pursuant to the written contractual piggyback registration rights of other stockholders of the Company, exceeds the Maximum Threshold, then the Company shall include in any such registration:

(i)       If the registration is undertaken for the Company’s account:  (A) first, the Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold, and (ii)  second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (A), the Registrable Securities and the Common Stock or other securities proposed to be sold for the account of other Persons that the Company is obligated to register pursuant to any written contractual piggyback registration or other rights with such Persons and that can be sold without exceeding the Maximum Threshold (pro rata in accordance with the number of Registrable Securities and Common Stock or other securities which the Stockholder and other Persons have requested be included in such underwritten offering, regardless of the number of Registrable Securities and Common Stock or other securities held by the Stockholder or other Person), and

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(ii)       If the registration is a “demand” registration undertaken at the demand of one or more Persons other than the Company and the Stockholder, (A)  first, the Common Stock or other securities for the account of such demanding Persons that can be sold without exceeding the Maximum Threshold; (B)  second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (A), the Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; and (C)  third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (A) and (B), the Registrable Securities and the Common Stock or other securities proposed to be sold for the account of other Persons that the Company is obligated to register pursuant to any written contractual piggyback registration or other rights with such Persons and that can be sold without exceeding the Maximum Threshold (pro rata in accordance with the number of Registrable Securities and Common Stock or other securities which the Stockholder and other Persons have requested be included in such underwritten offering, regardless of the number of Registrable Securities and Common Stock or other securities held by the Stockholder or other Person).

(c)       Selection of Underwriters. If any Piggyback Registration is an underwritten primary offering, the investment banker(s) and manager(s) for the offering shall be selected by the Company in its sole discretion.

3.       Market Standoff Agreement.

(a)       The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the period beginning on the date the Company receives a request for an underwritten offering from any Stockholder and continuing until sixty (60) days after the commencement of an underwritten offering, unless the underwriters of such registered public offering otherwise agree after consultation with the Stockholder, and (ii) shall use its reasonable best efforts to cause each (x) executive officer and director of the Company, (y) each holder of at least five percent (5%) of the outstanding Common Stock, or any securities convertible into or exchangeable or exercisable for such Common Stock that is an Affiliate of Tengram Capital Partners, L.P. or Ares Capital Corp. (in each case, both individually and such Affiliates as a group, as “group” is defined for purposes of reporting beneficial ownership pursuant to Section 13 of the Securities Exchange Act of 1934, as amended), and (z) each holder of at least ten percent (10%) of the outstanding Common Stock, or any securities convertible into or exchangeable or exercisable for such Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

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(b)       The Stockholder agrees that in connection with any public offering of the Company's equity securities, or any securities convertible into or exchangeable or exercisable for such securities, and upon the request of the managing underwriter(s) in such offering, the Stockholder shall not, without the prior written consent of the Company and such underwriter(s), during the period commencing on the date that is ten (10) days prior to the consummation of such offering and continuing until sixty (60) days after the commencement of such offering, (i) offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, hedge the beneficial ownership of or otherwise dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, exercisable for or exchangeable for shares of Common Stock (whether such shares or any such securities are then owned by the Stockholder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that nothing in the foregoing sentence or otherwise in this Agreement will prohibit the Stockholder from pledging or granting a security interest in all or any portion of its Registrable Securities and other interests, rights or obligations hereunder to secure the obligations of the Stockholder or any of its Affiliates to any Person (and/or any agent, trustee or representative of such Person) providing any loan, letter of credit or other extension of credit to or for the account of the Stockholder or any of its Affiliates; provided, further, that no such pledge or security interest grant shall in any way affect the obligations or liabilities of the Stockholder under this Agreement. The foregoing provisions of this Section 3(a) shall not apply to sales of Registrable Securities to be included in such offering pursuant to Sections 1 and 2. Each holder of Registrable Securities agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.

4.       Registration Procedures.

(a)       Whenever the Stockholder has requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the Stockholder’s intended method of disposition thereof, and pursuant thereto the Company shall:

(i)       (A) prepare and file with the Securities and Exchange Commission a Registration Statement (of the form stipulated by this Agreement, if applicable) with respect to such Registrable Securities as soon as reasonably practicable, but in any event within twenty (20) Business Days, if a Short-Form Registration, and thirty (30) Business Days, if a Long-Form Registration, following the date of a demand for registration pursuant to Section 1(a) or Section 1(b) of this Agreement, as applicable, and (B) use its best efforts to cause such Registration Statement (1) to become effective as soon as practicable, and in any event within fifteen (15) days, if the Securities and Exchange Commission indicates it will not review the Registration Statement, and ninety (90) days, if the Securities and Exchange Commission indicates it will review the Registration Statement, in each case, following the date of filing such Registration Statement (provided that before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company shall furnish to one counsel selected by the Stockholder copies of all such documents proposed to be filed, which documents shall be subject to the reasonable review and comment of such counsel) and (2) to remain effective and in compliance with the provisions of the Securities Act until all Registrable Securities (and any other securities, if applicable) covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn;

(ii)       respond to written comments received from the Securities and Exchange Commission upon a review of any Registration Statement in a timely manner;

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(iii)       promptly notify the Stockholder of the effectiveness of each Registration Statement filed hereunder; by 11:00 a.m. (New York time) on the second Business Day following such effectiveness, file with the Securities and Exchange Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement; and prepare and file with the Securities and Exchange Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith, and otherwise take such actions, as may be necessary to keep such Registration Statement effective until the earlier of (A) the date as of which the Stockholder may sell all of the Registrable Securities covered by such Registration Statement pursuant to Rule 144 under the Securities Act without limitation, restriction or condition thereunder, and (B) the date on which all of such Registrable Securities have been disposed of by the Stockholder, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

(iv)       promptly furnish to the Stockholder such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as the Stockholder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Stockholder;

(v)       if applicable, use its best efforts to register or qualify the shares covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as the Stockholder shall reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Stockholder to consummate the disposition in such jurisdictions of the Registrable Securities owned by the Stockholder (provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

(vi)       notify the Stockholder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, as expeditiously as possible following the happening of such event, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(vii)       use its best efforts to (x) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (y) if such listing is not then permitted, or no similar securities issued by the Company are then so listed, secure a designation and quotation of all of the Registrable Securities covered by each Registration Statement on the OTC Bulletin Board;

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(viii)       enter into and perform such customary agreements (including underwriting agreements in customary form) and use its best efforts to take all such other actions as the Stockholder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

(ix)       make available for inspection by any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(x)       otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and which requirement will be deemed satisfied if the Company timely files complete and accurate information on Forms 10-Q and 10-K and Current Reports on Form 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

(xi)       in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such Registration Statement for sale in any jurisdiction, the Company shall promptly notify the Stockholder and use its best efforts promptly to obtain the withdrawal of such order;

(xii)       use its best efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Stockholder thereof to consummate the disposition of such Registrable Securities; and

(xiii)       cooperate with the Stockholder and any broker or dealer through which the Stockholder proposes to sell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by the Stockholder.

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(b)       If the Stockholder has requested that any Registrable Securities be registered pursuant to this Agreement, it shall deliver to the Company such requisite information with respect to itself and its Registrable Securities as the Company may reasonably request for inclusion in the Registration Statement (and the prospectus included therein) as is necessary to comply with all applicable rules and regulations of the Securities and Exchange Commission, and will promptly notify the Company of any material changes in the information set forth in the Registration Statement furnished by or regarding the Stockholder or its plan of distribution.

(c)       The Stockholder shall not effect sales of any securities covered by the Registration Statement (i) prior to the withdrawal of any stop order suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the registration or qualification of any Registrable Securities included in the Registration Statement for sale in any jurisdiction where such shares had previously been registered or qualified or (ii) after receipt of facsimile or other written notice from the Company instructing the Stockholder to suspend sales to permit the Company to correct or update the Registration Statement or prospectus until the Stockholder receives copies of a supplemented or amended prospectus that corrects any such misstatement(s) or omission(s) and receives notice that any required post-effective amendment has become effective. The Stockholder agrees that it will immediately discontinue offers and sales of Registrable Securities under the Registration Statement until the Stockholder receives copies of a supplemented or amended prospectus that corrects any such misstatement(s) or omission(s) and receives notice that any post-effective amendment has become effective.

(d)       Notwithstanding anything herein to the contrary, the Company shall have the right to suspend the use of a Registration Statement for a period of not greater than forty-five (45) consecutive days and for not more than ninety (90) days in any twelve (12) month period (“Blackout Period”), if, in the good faith opinion of the Board of Directors, after consultation with counsel, material, nonpublic information exists, including, without limitation, the proposed acquisition or divestiture of assets by the Company, a strategic alliance or a financing transaction involving the Company or the existence of pending material corporate developments, the public disclosure of which would be necessary to cause the Registration Statement to be materially true and to contain no material misstatements or omissions, and in each such case, where, in the good faith opinion of the Board of Directors, such disclosure would be reasonably likely to have a material adverse effect on the Company or on the proposed transaction. The Company must give the Stockholder notice promptly upon knowledge that a Blackout Period (without indicating the nature of such Blackout Period) may occur and prompt written notice if a Blackout Period will occur. Upon the conclusion of a Blackout Period, the Company shall provide the Stockholder written notice that the Registration Statement is again available for use.

5.       Registration Expenses. All expenses (other than Selling Expenses) incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and independent certified public accountants, underwriters (excluding fees, discounts and commissions) and other persons retained by the Company, and reasonable fees and expenses of one counsel for the Stockholder (“Stockholder’s Counsel”) in connection with any Demand Registration or Piggyback Registration (all such expenses being herein called “Registration Expenses”), shall be borne by the Company; provided that the Company shall not be required to reimburse Stockholder’s Counsel fees and expenses in an amount exceeding $50,000 per Demand Registration or Piggyback Registration and $100,000 in the aggregate for all Demand Registrations and Piggyback Registrations. The Company shall not be liable for any Selling Expenses. As used herein, the term “Selling Expenses” shall mean, collectively, any selling commissions, discounts or brokerage fees relating to the Registrable Securities and any fees or other out-of-pocket expenses of the Stockholder not included in Registration Expenses.

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6.       Stockholder’s Obligations. The Stockholder covenants and agrees that, in the event the Company informs the Stockholder in writing that it does not satisfy the conditions specified in Rule 172 and, as a result thereof, such seller is required to deliver a prospectus in connection with any disposition of Registrable Securities, it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement, and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

7.       Indemnification.

(a)       The Company shall indemnify, to the extent permitted by applicable law, the Stockholder and each of its officers, directors, partners, managers, members, investment managers, employees, agents and representatives, and each Person who controls the Stockholder (within the meaning of Section 15 the Securities Act and Section 20 of the Exchange Act) against all losses, claims, damages, liabilities and expenses (including reasonable legal expenses) arising out of or based upon (i) any untrue or alleged untrue statement of material fact contained in (or incorporated by reference therein) any Registration Statement, free writing prospectus, prospectus or preliminary prospectus, filing under any state securities (or blue sky) law or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent that (A) such claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in (or incorporated by reference therein) any Registration Statement, free writing prospectus, prospectus or preliminary prospectus, filing under any state securities (or blue sky) law or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact in reliance upon and in conformity with information furnished to the Company by or on behalf of the Stockholder or its representatives by or on behalf of the Stockholder expressly for use therein, or (B) such claim is related to the use by the Stockholder or an underwriter, if any, of an outdated or defective prospectus after such party has received written notice from the Company that such prospectus is outdated or defective or that the Stockholder knew was outdated or defective. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

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(b)       The Stockholder shall, severally and not jointly, to the extent permitted by applicable law, indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of Section 15 the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, against any losses, claims, damages, liabilities and expenses (including reasonable legal expenses) arising out of or based upon any untrue or alleged untrue statement of material fact contained in (or incorporated by reference therein) the Registration Statement, free writing prospectus, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements herein not misleading, but only to the extent that such untrue statement or omission was made in reliance upon and in conformity with any information furnished in writing to the Company by the Stockholder or its representatives by or on behalf of the Stockholder expressly for use therein; provided that the Stockholder shall be liable under this Section 7(b) of this Agreement (and otherwise), when combined with the amounts contributed, paid or payable by the Stockholder pursuant to Section 7(e) of this Agreement, for only up to the amount of net proceeds (after deduction for any Selling Expenses) actually received by the Stockholder as a result of the sale of Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation.

(c)       Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless, in the Company’s reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. After written notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim, the indemnifying party shall not be subject to any liability for any settlement subsequently made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of the Company, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which case the indemnifying party shall be liable for the fees and expenses of one additional firm of attorneys with respect to the indemnified parties. The indemnifying party shall keep the indemnified party reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect to such claim. No indemnifying party shall, without the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release from all liability with respect to such claim.

(d)       The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, partner, manager, member, investment manager, employee, agent, representative or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the indemnified party against the indemnifying party or others, and (ii) any liabilities to which the indemnifying party may be subject pursuant to the law.

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(e)       If the indemnification provided for in this Section 7 of this Agreement is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any losses, claims, damages or liabilities referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation, and (ii) contribution by the Stockholder shall be limited in amount to the net amount of proceeds actually received by the Stockholder from the sale of Registrable Securities pursuant to the applicable Registration Statement, less the amount of any damages that the Stockholder has otherwise been required to pay in connection with such sale pursuant to this Agreement.

(f)       Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with a Demand Registration, Piggyback Registration or Follow-On Registration are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

8.       Reports under the Exchange Act. With a view to making available to the Stockholder the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the Securities and Exchange Commission that may at any time permit a Stockholder to sell securities of the Company to the public without registration (“Rule 144”), at all times during which there are Registrable Securities outstanding that have not been previously (i) sold to or through a broker or dealer or underwriter in a public distribution or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof, in the case of either clause (i) or clause (ii), in such a manner that, upon the consummation of such sale, all transfer restrictions and restrictive legends with respect to such shares are removed upon the consummation of such sale, the Company agrees to use its best efforts to:

(a)       make and keep public information available, as those terms are understood and defined in Rule 144;

(b)       file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Exchange Act, so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)       furnish to the Stockholder so long as the Stockholder owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144 and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Stockholder to sell such securities pursuant to Rule 144 without registration.

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9.       Preservation of Rights. Without the prior written consent of the Stockholder, the Company shall not, on or after the date of this Agreement, (a) grant any registration rights to third parties which are more favorable in any material respect than or inconsistent with the rights granted hereunder, or (b) enter into any agreement, take any action, or permit any change to occur, with respect to its securities that is inconsistent with or violates or subordinates the rights expressly granted to the Stockholder in this Agreement, including adversely affecting the ability of the Stockholder to include the Registrable Securities in a registration undertaken pursuant to this Agreement.

10.       Definitions.

“Affiliate” means (i) any Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such other Person, (ii) any executive officer or general partner of such other Person and (iii) any legal entity for which such Person acts as executive officer or general partner, and “control” for these purposes means the direct or indirect power to direct or cause the direction of the management and policies of another Person, whether by operation of law or regulation, through ownership of securities, as trustee or executor or in any other manner; provided, however, that any fund, account or investment vehicle controlled, managed, advised or sub-advised by GSO Capital or its Affiliates within the credit-focused division of The Blackstone Group L.P. and any fund, account or investment vehicle controlled, managed, advised or sub-advised by Blackstone Tactical Opportunities Advisors L.L.C. or its Affiliates within the division of The Blackstone Group L.P. known as “Blackstone Tactical Opportunities” shall be deemed an Affiliate of the Stockholder.

“Ares Demand Registration” means a “Demand Registration” as defined in the Ares Registration Rights Agreement.

“Ares Registration Rights Agreement” means that certain registration rights agreement by and among the Company, Ares Capital Corp. and the stockholders party thereto, dated as of October 29, 2018.

“Business Day” means any day on which the principal offices of the Securities and Exchange Commission in Washington, DC are open to accept filings.

“Commission Guidance” means (i) any publicly available written guidance or rule of general applicability of the Securities and Exchange Commission staff or (ii) written comments, requirements or requests of the Securities and Exchange Commission staff to the Company in connection with the review of a Registration Statement.

“Common Stock” means the common stock, par value $0.10 per share, of the Company, and includes all securities of the Company issued or issuable with respect to such securities by way of a stock split, stock dividend, or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, or other corporate reorganization.

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“Demand Registration” means a Short-Form Registration or a Long-Form Registration.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, and any agency or authority succeeding to the functions thereof.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof).

“Registrable Securities” means any shares of Common Stock beneficially owned by the Stockholder, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (A) a Registration Statement covering such securities has been declared effective by the Securities and Exchange Commission and such securities have been disposed of pursuant to such effective Registration Statement, (B) such securities are sold or transferred to any Person, (C) the Stockholder beneficially owns (within the meaning of the Exchange Act and the rules and regulations promulgated thereunder) less than 1.0% of the then-outstanding Common Stock of the Company; (D) such securities are eligible for sale by the Stockholder without registration pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act without limitation thereunder on volume or manner of sale, (E) such securities shall have ceased to be outstanding or (F) the stock certificates or evidences of book-entry registration relating to such securities have had all restrictive legends removed.

 “Registration Statement” means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus, amendments, and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

“Securities and Exchange Commission” means the United States Securities and Exchange Commission, and any governmental body or agency succeeding to the functions thereof.

“Tengram Demand Registration” means a registration of the Company’s securities pursuant to a Demand Notice as defined in the Tengram Registration Rights Agreement.

“Tengram Registration Rights Agreement” means that certain registration rights agreement by and among the Company, each Investor listed on Schedule A thereto and each of the persons listed on Schedule B thereto, dated as of January 28, 2016, as amended by Amendment No. 1 to the Registration Rights Agreement, dated as of October 29, 2018.

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11.       Miscellaneous.

(a)       Remedies. Each Party shall be entitled to enforce its rights under any provision of this Agreement specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by applicable law. The Parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any Party may, in its sole discretion, apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(b)       Termination. All rights and obligations of the Company hereunder other than pursuant to Sections 5 and 7 hereof shall terminate on the date on which no Registrable Securities are outstanding.

(c)       Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or supplemented only by a written instrument duly executed by the Company and the Stockholder. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(d)       Assignment; No Third Party Beneficiaries. The Company may assign this Agreement at any time in connection with a sale or acquisition of the Company, whether by merger, consolidation, sale of all or substantially all of the Company’s assets, or similar transaction, without the consent of the Stockholder; provided, that the successor or acquiring Person agrees in writing to assume all of the Company’s rights and obligations under this Agreement. The Stockholder may assign its rights hereunder to one or more transferees or assignees of Registrable Securities without the consent of the Company; provided, however, that, other than in the case of transfers or assignments of Registrable Securities to funds or accounts managed, advised or sub-advised by the Stockholder or its Affiliates, (a) any such transfer or assignment with respect to such Registrable Securities is for a minimum of $5.0 million (calculated based upon the then-current aggregate fair market value of the Registrable Securities being transferred or assigned), (b) the Company is given written notice prior to any said transfer or assignment, stating the name and address of each of the transferee or assignee and (c) each such transferee or assignee assumes in writing responsibility for its portion of the obligations of the Stockholder under this Agreement. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the Parties and their respective permitted successors and assigns. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Section 7 and this Section 11(d).

(e)       Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

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(f)       Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each Party to this Agreement and delivered to the other Party, it being understood that all Parties need not sign the same counterpart. Signatures delivered by electronic methods shall have the same effect as signatures delivered in person.

(g)       Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(h)       Governing Law; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the internal laws of New York applicable to parties residing in New York, without regard applicable principles of conflicts of law. Each Party irrevocably consents to the exclusive jurisdiction of any court located within New York County, New York, in connection with any matter based upon or arising out of this Agreement or the matters contemplated hereby and it agrees that process may be served upon it in any manner authorized by the laws of the State of New York for such Persons and waives and covenants not to assert or plead any objection which it might otherwise have to such jurisdiction and such process. EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12(h).

(i)       Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered: (i) upon receipt if delivered personally; (ii) three (3) Business Days after being mailed by registered or certified mail, postage prepaid, return receipt requested; (iii) one (1) Business Day after it is sent by commercial overnight courier service; or (iv) upon transmission if sent via facsimile or electronic mail with confirmation of receipt to the Parties to this Agreement at the addresses set forth in the Subscription Agreement (or at such other address for a Party as shall be specified upon like notice).

(j)       Rules of Construction. The Parties agree that they have each been represented by counsel during the negotiation, preparation and execution of this Agreement (or, if executed following the date hereof by counterpart, have been provided with an opportunity to review the Agreement with counsel) and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

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(k)       Interpretation. This Agreement shall be construed in accordance with the following rules: (i) the terms defined in this Agreement include the plural as well as the singular; (ii) all references in the Agreement to designated “Sections” and other subdivisions are to the designated sections and other subdivisions of the body of this Agreement; (iii) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms; (iv) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision; and (v) the words “includes” and “including” are not limiting.

[Remainder of page intentionally left blank. Signature Pages Follow.]

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IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

COMPANY:

Differential Brands Group Inc.

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

[Signature Page to Registration Rights Agreement]

STOCKHOLDER:

GSO Capital Opportunities Fund III LP
By: GSO Capital Opportunities Associates III LLC, its general partner

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

STOCKHOLDER:

GSO CSF III Holdco LP
By: GSO Capital Solutions Associates III LP, its general partner
By: GSO Capital Solutions Associates III (Delaware) LLC, its general partner

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

STOCKHOLDER:

GSO Aiguille des Grands Montets Fund II LP
By: GSO Capital Partners LP, as attorney-in-fact

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

STOCKHOLDER:

GSO Credit Alpha II Trading (Cayman) LP
By: GSO Credit Alpha Associates II LP, its general partner
By: GSO Credit Alpha Associates II (Delaware) LLC, its general partner

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

STOCKHOLDER:

GSO Harrington Credit Alpha Fund (Cayman) L.P.
By:	GSO Harrington Credit Alpha Associates L.L.C., its general partner

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

STOCKHOLDER:

BTO LEGEND HOLDINGS L.P.
By:	BTO Holdings Manager L.L.C., its General Partner
By:	Blackstone Tactical Opportunities Associates L.L.C., its Managing Member
By:	BTOA L.L.C., its Sole Member

By:	/s/ Christopher J. James
Name: Christopher J. James
Title: Authorized Person

STOCKHOLDER:

BLACKSTONE FAMILY TACTICAL OPPORTUNITIES
INVESTMENT PARTNERSHIP III (Cayman) – NQ – ESC L.P.

By:	BTO GP – NQ L.L.C., its General Partner

By:	/s/ Christopher J. James
Name: Christopher J. James
Title: Authorized Person

[Signature Page to Registration Rights Agreement]